UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: December 30, 2009

COMCAM INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

000-51763 (Commission File Number)	23-2976562 (IRS Employer Identification Number)

Don Gilbreath, Chief Executive Officer

1140 McDermott Drive, Suite 200, West Chester, Pennsylvania 19380

(Address of principal executive offices)

(610) 436-8089
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   □     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   □     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported on a Form 8-K filed on December 31, 2009 with the Securities and Exchange Commission (the “Commission”), ComCam International, Inc. (the “Company”) acquired all of the outstanding shares of Pinnacle Integrated Systems, Inc. (d/b/a P2 ABC Controls, referred to herein as “P2”) from Robert Betty and Feng Brown on December 30, 2009, pursuant to the terms and conditions of a Share Purchase Agreement.

P2 is a security systems integrator focused on correctional facilities across the United States, providing turnkey system design and installation, maintenance contracts, and field support technicians. The Company acquired P2 along with its existing business operations on the closing date.

This amendment on Form 8-K/A amends and supplements the Form 8-K filed with the Commission on December 31, 2009 to include hereto under Item 9.01 the financial statements of P2 and requisite pro forma financial information.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial statements of businesses acquired

The audited and unaudited financial information of P2 as required by this Item is included beginning on page 3.

(b)     Pro forma financial information

The unaudited pro form financial information required by this Item is included beginning on page 16.

(d)      Exhibits

The exhibits required to be attached by Item 601 of Regulation S-K are incorporated herewith.

Exhibit No.     Description

10     Share Purchase Agreement dated December 30, 2009 incorporated by reference to the Company’s Form 8-K dated December 31, 2009.

PINNACLE INTEGRATED SYSTEMS, INC.

INDEX TO FINANCIAL STATEMENTS

September 30, 2009 and 2008

and
December 31, 2008 and 2007

                                                                                                                                           Page

Report of Independent Registered Public Accounting Firm                                              4

Balance Sheets as at September 30, 2009 (unaudited) and December 31,

     2008 and 2007 (audited)                                                                                           5

Statements of Operations for the nine months ended September 30, 2009 and 2008 (unaudited) and the years ended December 31, 2008 and
     2007 (audited)                                                                                                         6

Statements of Stockholders’ Equity (Deficit) from inception through

     September 30, 2009                                                                                                 7

Statements of Cash Flows for the nine months ended September 30, 2009 and 2008 (unaudited) and the years ended December 31, 2008 and
     2007 (audited)                                                                                                        8

Notes to Financial Statements                                                                                       9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Pinnacle Integrated Systems, Inc.

Exton, Pennsylvania

We have audited the accompanying balance sheets of Pinnacle Integrated Systems, Inc. as of December 31, 2008 and 2007 and the related statements of operations, stockholders' equity (deficit) and cash flows for each of the years in the two-year period ended December 31, 2008. Pinnacle Integrated Systems, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pinnacle Integrated Systems, Inc. as of December 31, 2008 and 2007 and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ PRITCHETT, SILER & HARDY, P.C.

PRITCHETT, SILER & HARDY, P.C.

Salt Lake City, Utah
March 1, 2010

PINNACLE INTEGRATED SYSTEMS, INC.
BALANCE SHEETS

	September 30,
	2009	December 31,
ASSETS	(Unaudited)	2008	2007
Current assets:
Cash and cash equivalents	$202,293	408,088	-
Accounts receivable, net	1,358,927	670,582	-
Costs and estimated earnings in excess
of billings on uncompleted contracts	145,432	-	-

Total current assets	1,706,652	1,078,670	-

Property and equipment, net	108,266	46,219	-
Other assets	24,099	10,580	-

Total assets	$1,839,017	1,135,469	-

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$919,209	212,938	-
Accrued expenses	168,716	18,682	-
Income taxes payable	204,625	-	-
Billings in excess of costs and estimated
earnings on uncompleted contracts	232,951	890,193	-
Related party notes payable	-	300,000	-

Total current liabilities	1,525,501	1,421,813	-

Commitments and contingencies

Stockholders' equity (deficit):
Common stock, $.01 par value; 2,000 shares authorized,
1,000 shares issued and outstanding	10	10	10
Additional paid-in capital	395	395	395
Retained earnings (deficit)	313,111	(286,749)	(405)

Total stockholders' equity (deficit)	313,516	(286,344)	-

Total liabilities and stockholders' equity (deficit)	$1,839,017	1,135,469	-

The accompanying notes are an integral part of these financial statements.

PINNACLE INTEGRATED SYSTEMS, INC.
STATEMENTS OF OPERATIONS

	Nine Months Ended
	September 30,		Year Ended
	2009	2008	December 31,
	(Unaudited)	(Unaudited)	2008	2007

Revenues, net	$5,519,811	510,074	948,900	-
Cost of revenues	3,635,528	160,492	544,737	-

Gross profit	1,884,283	349,582	404,163	-

General and administrative expenses	1,077,039	356,434	688,732	100

Income (loss) from operations	807,244	(6,852)	(284,569)	(100)

Other income (expense):
Interest income	462	691	1,051	-
Interest expense	(2,100)	(1,464)	(2,826)	-

	(1,638)	(773)	(1,775)	-

Income (loss) before provision for
income taxes	805,606	(7,625)	(286,344)	(100)

Provision for income taxes – current	205,746	-	-	-

Net income (loss)	$599,860	(7,625)	(286,344)	(100)

The accompanying notes are an integral part of these financial statements.

PINNACLE INTEGRATED SYSTEMS, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

					Total
			Additional	Retained	Stockholders'
	Common Stock		Paid-in	Earnings	Equity
	Shares	Amount	Capital	(Deficit)	(Deficit)

Balance at January 1, 2007	-	$-	$305	$(305)	$-

Issuance of common stock for cash	1,000	10	90	-	100

Net loss	-	-	-	(100)	(100)

Balance at December 31, 2007	1,000	10	395	(405)	-

Net loss	-	-	-	(286,344)	(286,344)

Balance at December 31, 2008	1,000	10	395	(286,749)	(286,344)

Net income (unaudited)	-	-	-	599,860	599,860

Unaudited balance at September 30, 2009	1,000	$10	$395	$313,111	$313,516

The accompanying notes are an integral part of these financial statements.

PINNACLE INTEGRATED SYSTEMS, INC.
STATEMENTS OF CASH FLOWS

	Nine Months Ended
	September 30,		Year Ended
	2009	2008	December 31,
	(Unaudited)	(Unaudited)	2008	2007
Cash flows from operating activities:
Net income (loss)	$599,860	(7,625)	(286,344)	(100)
Adjustments to reconcile net income (loss)
to net cash provided by (used in) operating
activities:
Depreciation and amortization	15,007	5,529	4,670	-
(Increase) decrease in:
Accounts receivable	(688,345)	(501,072)	(670,582)	-
Costs and estimated earnings in excess
of billings on uncompleted contracts	(145,432)	-	-	-
Other assets	(13,519)	-	(10,580)	-
Increase (decrease) in:
Accounts payable	706,271	380,731	212,938	-
Accrued expenses	150,034	44,645	18,682	-
Income taxes payable	204,625	-	-	-
Billings in excess of costs and estimated
earnings on uncompleted contracts	(657,242)	-	890,193	-

Net cash provided by (used in)
operating activities	171,259	(77,792)	158,977	(100)

Cash flows from investing activities:
Purchase of property and equipment	(77,054)	(47,381)	(50,889)	-

Net cash used in investing activities	(77,054)	(47,381)	(50,889)	-

Cash flows from financing activities:
Issuance of common stock	-	-	-	100
Proceeds from notes payable	-	300,000	300,000	-
Payments on notes payable	(300,000)	-	-	-

Net cash provided by (used in)
financing activities	(300,000)	300,000	300,000	100

Net increase (decrease) in cash	(205,795)	174,827	408,088	-

Cash, beginning of period	408,088	-	-	-

Cash, end of period	$202,293	174,827	408,088	-

The accompanying notes are an integral part of these financial statements.

PINNACLE INTEGRATED SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 and 2007

Note 1 – Organization and Summary of Significant Accounting Policies

Organization

Pinnacle Integrated Systems, Inc. (dba P2 ABC Controls) (the “Company”) was organized under the laws of the state of Pennsylvania on November 6, 2006. The Company is a leading security system integrator in correctional facilities, from juvenile to super-maximum security. Services include professional design, engineering, project management, installation, and maintenance.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable are amounts due on contracts and are unsecured. Accounts receivable are carried at their estimated collectible amounts. Credit is generally extended on a short-term basis; thus accounts receivable do not bear interest although a finance charge may be applied to such receivables that are more than thirty days past due. Accounts receivable are periodically evaluated for collectibility based on past credit history with clients. Provisions for losses on accounts receivable are determined on the basis of loss experience, known and inherent risk in the account balance and current economic conditions.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Maintenance and repairs are charged to expense as incurred. Costs of major renewals or betterments are capitalized over the remaining useful lives of the related assets. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method. The cost of property disposed of and related accumulated depreciation is removed from the accounts at the time of disposal, and gain or loss is reflected in operations.

PINNACLE INTEGRATED SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 and 2007

Note 1 – Organization and Summary of Significant Accounting Policies (continued)

Revenue and Cost Recognition

The Company recognizes revenue from long-term contracts using the percentage-of-completion method of accounting, whereby contract costs are charged to income as they are incurred, and contract revenues are recognized based on the percentage of actual costs incurred to total estimated contract costs for each contract. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Revisions in the estimates required by subsequent performance and final contract settlements are included as adjustments to the results of operations in the periods such revisions and settlements occur. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation. General and administrative costs are charged to expense as incurred.

Billings on uncompleted contracts may be greater than or less than incurred costs and estimated earnings and are recorded as liabilities or assets in the accompanying financial statements. The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenues recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized.

Income Taxes

Deferred income taxes arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or noncurrent, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or noncurrent depending on the periods in which the temporary differences are expected to reverse. Temporary differences result primarily from net operating loss carryforwards and the way in which depreciation is calculated for book purposes as opposed to the calculation for tax purposes.

Concentration of Credit Risk

The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents. At December 31, 2008, the Company had cash balances in excess of federally insured limits in the amounts of approximately $240,000.

PINNACLE INTEGRATED SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 and 2007

Note 2 – Accounts Receivable

Accounts receivable consist of the following:

	2008	2007

Trade accounts receivable	$601,196	-
Retainage receivable	69,386	-

	$670,582	-

Note 3 – Contracts in Process

Information with respect to uncompleted contracts is as follows:

	2008	2007

Cost of revenues	$701,295	-
Estimated earnings thereon	388,164	-

Estimated revenue earned	1,089,459	-
Less billings applicable thereto	(1,979,652)	-

	$(890,193)	-

Included in the financial statements under the following captions:

	2008	2007

Costs and estimated earnings in excess	$-	-
of billings on uncompleted contracts
Billings in excess of costs and estimated
earnings on uncompleted contracts	(890,193)	-

	$(890,193)	-

PINNACLE INTEGRATED SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 and 2007

Note 4 – Property and Equipment

Property and equipment consists of the following:

	2008	2007

Equipment	$22,421	-
Leasehold improvements	19,293	-
Furniture and fixtures	7,795	-
Vehicles	1,380	-

	50,889	-
Less accumulated depreciation	(4,670)	-

	$46,219	-

Note 5 – Related Party Notes Payable

Related party notes payable consists of the following:

	2008	2007
Unsecured note payable to Robert Betty, an officer of
the Company, bearing no interest, and due on demand.	$200,000	-

Unsecured note payable to Robert Durham, an officer
of the Company, bearing interest at 5.3%, and due
on demand.	100,000	-

	$300,000	-

PINNACLE INTEGRATED SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 and 2007

Note 6 – Operating Leases

The Company leases production and office space as well as equipment and vehicles under various non-cancelable operating leases expiring at various times through June 2013. Future minimum rental payments for these non-cancelable operating leases at December 31, 2008 are approximately as follows:

Year	Amount

2009	$68,000
2010	70,000
2011	61,000
2012	59,000
2013	28,000

$286,000

Rental expense on the operating leases for the years ended December 31, 2008 and 2007 was approximately, $28,000 and $0, respectively.

Note 7 – Income Taxes

The difference between income taxes at statutory rates and the amount presented in the financial statements is a result of the following:

	2008	2007

Income tax benefit at statutory rate	$(97,000)	-
Change in valuation allowance	97,000	-

	$-	-

Deferred tax assets are as follows:

	2008	2007

Net operating loss carryforwards	$97,000	-
Valuation allowance	(97,000)	-

	$-	-

PINNACLE INTEGRATED SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 and 2007

Note 7 – Income Taxes (continued)

The Company has net operating loss carryforwards at December 31, 2008 of approximately $287,000, which begin to expire in the year 2028. The amount of net operating loss carryforwards that can be used in any one year will be limited by significant changes in the ownership of the Company and by the applicable tax laws which are in effect at the time such carryforwards can be utilized.

Note 8 – Supplemental Cash Flow Information

Actual amounts paid for interest and income taxes are as follows:

	2008	2007

Interest	$2,826	-
Income taxes	$-	-

Note 9 – Major Customers

Revenues from contracts with major customers which exceeded ten percent of net revenues are approximately as follows:

	2008	2007

Customer A	$210,000	-
Customer B	176,000	-
Customer C	158,000	-
Customer D	117,000	-

	$661,000	-

Note 10 – Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, accounts receivable, accounts payable and related party notes payable. The carrying amount of these items approximates fair value because of their short-term nature and the notes payable bear interest at the market interest rate.

PINNACLE INTEGRATED SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 and 2007

Note 11 – Subsequent Events

The Company evaluated its December 31, 2008 financial statements for subsequent events through March 1, 2010, the date the financial statements were available to be issued. Other than the events noted below, the Company is not aware of any subsequent events which would require recognition or disclosure in the financial statements.

On December 30, 2009, all of the outstanding shares of the Company were acquired by ComCam International, Inc. pursuant to the terms and conditions of a share purchase agreement with Robert Betty and Feng Brown, officers of the Company.

During 2009, the Company repaid all related party notes payable.

During 2009 the Company entered into two non-cancelable lease agreements for vehicles which end in June 2012. The Company also entered into a non-cancelable apartment lease ending in June 2010. The future minimum lease payments related to these items have been included in the disclosures in Note 6.

Note 12 – Recent Accounting Pronouncements

The Company has elected to defer the application of Financial Accounting Standards Board Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 as allowed by FSP FIN No. 48-3. The Company evaluates income tax positions taken through the advice of tax consultants, authoritative tax literature, and industry practices. Management does not believe the adoption of FIN 48 will have a material effect on the Company’s financial position or results of operations.

COMCAM INTERNATIONAL, INC.

INDEX TO UNAUDITED CONSOLIDATED PRO-FORMA FINANCIAL STATEMENTS
September 30, 2009 and December 31, 2008

     Page

Introduction to Pro-Forma Financial Statements                                          17

Balance Sheets as at September 30, 2009                                                   18

Statements of Operations for the nine months ended September 30, 2009      19

Statements of Operations for the year ended December 31, 2008                 20

Notes to Pro-Forma Financial Statements                                                    21

INTRODUCTION TO UNAUDITED PRO-FORMA CONSOLIDATED

BALANCE SHEETS AND STATEMENTS OF OPERATIONS

The following unaudited pro-forma consolidated balance sheets and statements of operations give effect to ComCam International, Inc.’s, (“ComCam”) purchase of all of the outstanding shares of Pinnacle Integrated Systems, Inc. (“P2”), pursuant to their December 30, 2009 purchase agreement, and are based on the estimates and assumptions set forth below and in the notes to such statements which include pro-forma adjustments. This pro-forma information has been prepared utilizing the historical financial statements of ComCam and P2. This information should be read in conjunction with the historical financial statements and notes thereto. The pro-forma financial data has been included as required by the rules and regulations of the Securities and Exchange Commission and is provided for comparative purposes only. The pro-forma financial data does not purport to be indicative of the results which actually would have been obtained if the purchase agreement had been effected on the date or dates indicated or of those results which may be obtained in the future.

On December 30, 2009, ComCam agreed to buy all of the outstanding shares of P2 in exchange for issuing 300,000 shares of its common stock and a promissory note of $1,000,000.

The estimated fair value used in the pro-forma financial statements are based on available information as applied to the balance sheet of ComCam as of September 30, 2009. The eventual allocation could vary from the pro-forma adjustments.

The pro-forma financial statements are presented as of and for the nine months and 12 months ending September 30, 2009 and December 31, 2008, respectively. ComCam's and P2's fiscal year-ends are December 31.

COMCAM INTERNATIONAL, INC.
UNAUDITED CONSOLIDATED PRO-FORMA BALANCE SHEETS
September 30, 2009

				Pro-Forma	Pro-Forma
ASSETS	ComCam	P2		Adjustments	Consolidated
Current assets:
Cash and cash equivalents	$-	202,293		-	202,293
Accounts receivable, net	-	1,358,927		-	1,358,927
Related party receivable	8,054	-		-	8,054
Note receivable	36,667	-		-	36,667
Costs and estimated earnings in excess
of billings on uncompleted contracts	-	145,432		-	145,432

Total current assets	44,721	1,706,652		-	1,751,373

Intangible assets	-	-	(4)	806,484	806,484
Property and equipment, net	105,488	108,266		-	213,754
Other assets	2,106	24,099		-	26,205

Total assets	$152,315	1,839,017		806,484	2,797,816

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Checks in excess of cash	$17,541	-		-	17,541
Accounts payable	377,804	919,209		-	1,297,013
Accrued expenses	413,342	168,716		-	582,058
Income taxes payable	-	204,625		-	204,625
Billings in excess of costs and estimated
earnings on uncompleted contracts	-	232,951		-	232,951
Related party note payable	36,667	-		-	36,667
Notes payable	766,568	-	(1)	1,000,000	1,766,568

Total current liabilities	1,611,922	1,525,501		1,000,000	4,137,423

Commitments and contingencies

Stockholders' equity (deficit):
Preferred stock	-	-		-	-
Common stock	636	10	(2)	(10)	666
			(3)	30
Additional paid-in capital	4,897,065	395	(2)	(395)	5,017,035
			(3)	119,970
Stock subscription receivable	(151,000)	-		-	(151,000)
Retained earnings (deficit)	(6,206,308)	313,111	(2)	(313,111)	(6,206,308)

Total stockholders' equity (deficit)	(1,459,607)	313,516		(193,516)	(1,339,607)

Total liabilities and stockholders' equity (deficit)	$152,315	1,839,017		806,484	2,797,816

The accompanying notes are an integral part of these consolidated pro-forma financial statements.

COMCAM INTERNATIONAL, INC.
UNAUDITED CONSOLIDATED PRO-FORMA STATEMENTS OF OPERATIONS
Nine Months Ended September 30, 2009

			Pro-Forma	Pro-Forma
	ComCam	P2	Adjustments	Consolidated

Revenues, net	$18,130	5,519,811	-	5,537,941
Cost of revenues	4,200	3,635,528	-	3,639,728

Gross profit	13,930	1,884,283	-	1,898,213

General and administrative expenses	306,607	1,077,039	-	1,383,646
Research and development expenses	50	-	-	50

	306,657	1,077,039	-	1,383,696

Income (loss) from operations	(292,727)	807,244	-	514,517

Other income (expense):
Interest income	1,671	462	-	2,133
Interest expense	(65,549)	(2,100)	-	(67,649)

	(63,878)	(1,638)	-	(65,516)

Income (loss) before provision for
income taxes	(356,605)	805,606	-	449,001

Provision for income taxes - current	-	205,746	-	205,746

Net income (loss)	$(356,605)	599,860	-	243,255

The accompanying notes are an integral part of these consolidated pro-forma financial statements.

COMCAM INTERNATIONAL, INC.
UNAUDITED CONSOLIDATED PRO-FORMA STATEMENTS OF OPERATIONS
Year Ended December 31, 2008

			Pro-Forma	Pro-Forma
	ComCam	P2	Adjustments	Consolidated

Revenues, net	$11,502	948,900	-	960,402
Cost of revenues	132,438	544,737	-	677,175

Gross profit (loss)	(120,936)	404,163	-	283,227

General and administrative expenses	324,177	688,732	-	1,012,909
Research and development expenses	9,188	-	-	9,188

	333,365	688,732	-	1,022,097

Loss from operations	(454,301)	(284,569)	-	(738,870)

Other income (expense):
Interest income	507	1,051	-	1,558
Interest expense	(88,783)	(2,826)	-	(91,609)
Gain on embedded derivative liability	16,405	-	-	16,405

	(71,871)	(1,775)	-	(73,646)

Loss before provision for income taxes	(526,172)	(286,344)	-	(812,516)

Provision for income taxes	-	-	-	-

Net loss	$(526,172)	(286,344)	-	(812,516)

The accompanying notes are an integral part of these consolidated pro-forma financial statements.

NOTES TO UNAUDITED CONSOLIDATED PRO-FORMA

BALANCE SHEETS AND STATEMENTS OF OPERATIONS

The pro-forma consolidated financial statements do not purport to be indicative of the results which could actually have been obtained if the purchase agreement had been consummated on the date or dates indicated or which may be obtained in the future.

(1)	To record the promissory note to the former owners of the P2 stock.

(2)	To eliminate the P2 common stock, additional paid-in capital, and retained earnings.

(3)	To record the issuance of 300,000 shares of ComCam common stock to the former owners of P2. At December 30, 2009, ComCam common stock had a par value of $.0001 and a market value of $ 0.40 per share.

(4)	To record the intangible assets associated with the purchase price.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     ComCam International, Inc.                              Date

By: /s/ Don Gilbreath                                   March 1, 2010

Name: Don Gilbreath

Title: Chief Executive Officer